Exhibit 99.1

CORELOGIC REPORTS RECORD FULL-YEAR AND FOURTH QUARTER 2020 REVENUE, OPERATING INCOME, PROFIT MARGINS AND CASH FLOW

Fueled by Double-Digit Revenue Growth Driven by Housing Market Activity and Share Gains, Operating Leverage and Cost Productivity

Returned $595 Million to Shareholders in 2020 Through Share Repurchases and Dividends

Irvine, Calif., March 1, 2021 - CoreLogic (NYSE: CLGX), a leading global provider of property information, insight, analytics and data-enabled solutions, today reported financial results for the full-year and fourth quarter ended December 31, 2020.
Full-Year and Fourth Quarter Financial(1) and Business Highlights

Growth Focus – Share Gains, Mega Wins and Pricing Drive Organic Growth Rates
•Full-year revenues totaled $1.642 billion, up 14%. Revenues were up approximately 20%, normalizing for $69 million of revenues attributable to non-core default technology units sold and the AMC transformation, which have no 2020 counterpart, and impacts attributable to COVID-19 of approximately $19 million.
•Fourth quarter revenues of $468 million were up 33% over the prior year. PIRM segment organic growth totaled 7%, benefiting from double-digit growth in property insights and international. UWS revenues grew 51% on strong market volumes and market outperformance in tax and flood zone solutions, credit solutions and valuations platforms.
•Strong share gains, including mega wins in both segments, drove 2020 full-year organic revenue growth to approximately 8%.
•During 2020, secured two mega wins in insurance and spatial solutions including a significant strategic win of a top 5 U.S. insurance carrier for CoreLogic’s next-generation integrated insurance solution
•Core mortgage market outperformance in tax and flood zone solutions and double-digit growth in credit solutions and valuations platforms. During 2020, secured two mega wins in tax payment processing and collateral valuations which were successfully onboarded in second half 2020

Profitability – Operating Leverage, Favorable Mix and Productivity Fuel Expanded Profit and Margins
•Full-year Highlights
◦Operating income of $331 million, up by $209 million
◦Operating leverage and productivity demonstrated by reduction in run-rate operating expenses on significantly higher revenues
◦Net income from continuing operations of $264 million, up by $230 million
◦Diluted EPS from continuing operations of $3.28; Adjusted EPS of $4.26, up 77%
◦Adjusted EBITDA of $638 million, up 45%
◦Adjusted EBITDA margin of 39%, up 830 basis points
•Fourth Quarter Highlights
◦Operating income of $120 million, up by $70 million
◦Net income from continuing operations of $86 million, up by $61 million
◦Diluted EPS from continuing operations of $1.10; Adjusted EPS of $1.51, up 113%
◦Adjusted EBITDA of $203 million, up 69%

◦Adjusted EBITDA margin of 43%, up 930 basis points

Liquidity and Capital Return – Record Cash Flow Generation
•Net operating cash provided by continuing operations for the 12 months ended December 31, 2020 was $491 million. Free cash flow ("FCF") for the 12 months ended December 31, 2020 totaled $392 million or 61% of adjusted EBITDA
•Debt outstanding on December 31, 2020 of $1.89 billion compared with $1.69 billion on December 31, 2019
•$450.0 million available on revolving credit facility; covenant debt leverage at 2.7 times
•Repurchased $500 million of our common shares in the fourth quarter, 2020 full-year repurchases totaled $509 million
•Dividends paid to shareholders totaled $86 million for full year 2020

(1) The Company’s financial results presented in this release reflect continuing operations. Reseller operations held for sale are presented as discontinued operations for all periods presented.

Discontinued Operations

Consistent with our previously announced intentions, the Company has exited its multi-family tenant screening operations and intends to exit its mortgage credit and borrower verification operations. Although market leaders in their respective business areas, these reseller businesses are not compatible with the Company’s long-term strategic imperatives. The divestiture of these operations is expected to improve the Company’s revenue growth trends, revenue mix, and significantly enhance profit margins. These reseller operations have been classified as discontinued operations and prior period results have been presented on a comparable basis.

In October 2020, we consummated the sale of a component of our multi-family tenant screening business for $9 million of proceeds. In February 2021, we sold the remainder of our multi-family tenant screening business for proceeds of $51 million.

###

Investor Contact: Dan Smith, office phone: 703-610-5410, e-mail: danlsmith@corelogic.com

Media Contact: George Sard, Sard Verbinnen & Co, office phone: 212-687-8080, e-mail: GSard@SARDVERB.com

CLGX-F

About CoreLogic

CoreLogic (NYSE: CLGX), the leading provider of property insights and solutions, promotes a healthy housing market and thriving communities. Through its enhanced property data solutions, services and technologies, CoreLogic enables real estate professionals, financial institutions, insurance carriers, government agencies and other housing market participants to help millions of people find, buy, and protect their homes. For more information, please visit www.corelogic.com.

Safe Harbor / Forward Looking Statements

Certain statements made in this press release are forward-looking statements within the meaning of the federal securities laws, including but not limited to those statements related to (i) projections and trends regarding financial performance and operating results, including with respect to revenue growth, margin gains, contract wins, market share gains, new products, and long-term stockholder value, and (ii) our intention to exit our reseller operations. Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include the risks and uncertainties set forth in Part I, Item 1A of our most recent Annual Report on Form 10-K and in Part II, Item 1A of our subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented, or superseded from time to time by other reports we file with the Securities and Exchange Commission. These risks and uncertainties include but are not limited to: the potential impact of, and any potential developments related to, the proposed acquisition of the Company by Stone Point Capital and Insight Partners, as well as the competing proposed acquisition of the Company by CoStar Group, Inc.; the potential impact of, and any potential developments related to, activist shareholder activity; compromises in the security or stability of our data and systems, including from cyber-based attacks, the unauthorized transmission of confidential information or systems interruptions, which could impair the delivery of our products and services; changes in applicable government legislation, regulations and the level of regulatory scrutiny affecting our clients or us, including with respect to consumer financial services and the use of public records and consumer data; reliance on our top ten clients for a significant portion of our revenue and profit; intense competition in the market against third parties and the in-house capabilities of our clients; risks related to the outsourcing of services and international operations; potential impairment of our substantial goodwill and other intangible assets; the potential impact that the COVID-19 pandemic, or the perception of its effects, may have on our business; our ability to protect proprietary technology rights and avoid infringement of others’ proprietary technology rights; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our various debt agreements; our ability to realize the anticipated benefits of certain acquisitions and the timing thereof; the impact of our adoption of a shareholder rights plan; difficult or uncertain conditions in the mortgage and consumer lending industries and the economy generally; and our ability to attract and retain qualified personnel.. The forward-looking statements speak only as of the date they are made. CoreLogic does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures

This press release contains certain non-GAAP financial measures, including adjusted EBITDA, adjusted EPS and FCF, which are provided only as supplemental information. Investors should consider these non-GAAP financial measures only in conjunction with their most directly comparable GAAP financial measures. These non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. A reconciliation of non-GAAP measures for historical periods to the most directly comparable GAAP financial measures is included in this press release. CoreLogic believes that its presentation of these non-GAAP measures provides useful supplemental information to investors and management regarding CoreLogic's financial condition and results of operations. Adjusted EBITDA is defined as net income from continuing operations adjusted for interest, taxes, depreciation and amortization, share-based compensation, non-operating gains/losses, and other adjustments. Adjusted EPS is defined as diluted income from continuing operations, net of tax per share, adjusted for share-based compensation, amortization of acquisition-related intangibles, non-operating gains/losses, and other adjustments; and assumes an effective tax rate of 26% for 2020 and 25% for 2019. FCF is defined as net cash provided by continuing operating activities, less capital expenditures for purchases of property and equipment, capitalized data, and other intangible assets. Other firms may calculate non-GAAP measures differently than the Company, which limits comparability between companies. Non-GAAP measures are not in accordance with, or a substitute for, U.S. GAAP. Because the non-GAAP measures for future periods included herein are forward-looking, CoreLogic is not able to provide a reconciliation, without unreasonable efforts, of such forward-looking guidance to the most directly comparable GAAP financial measure due to the unknown effect, timing, and potential significance of special charges or gains that are material to the comparable GAAP financial measure.

CoreLogic, Inc.
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended		For the Year Ended
	December 31,		December 31,
(in thousands, except per share amounts)	2020	2019	2020	2019
Operating revenue	$467,642	$352,841	$1,642,375	$1,440,873
Cost of services (exclusive of depreciation and amortization)	157,990	145,144	597,022	632,117
Selling, general and administrative expenses	144,370	114,999	537,617	463,787
Depreciation and amortization	43,806	42,333	174,445	175,100
Impairment loss	1,081	—	2,309	47,834
Total operating expenses	347,247	302,476	1,311,393	1,318,838
Operating income	120,395	50,365	330,982	122,035
Interest expense:
Interest income	113	408	724	2,136
Interest expense	16,942	19,156	69,900	78,293
Total interest expense, net	(16,829)	(18,748)	(69,176)	(76,157)
Tax indemnification release	—	—	—	(13,394)
Gain/(loss) on investments and other, net	4,997	1,039	42,151	(1,077)
Income from continuing operations before equity in earnings of affiliates and income taxes	108,563	32,656	303,957	31,407
Provision/(benefit) for income taxes	22,133	7,169	41,566	(1,807)
Income from continuing operations before equity in earnings of affiliates	86,430	25,487	262,391	33,214
Equity in earnings of affiliates, net of tax	—	58	1,859	556
Net income from continuing operations	86,430	25,545	264,250	33,770
Income from discontinued operations, net of tax	6,214	4,537	34,363	15,610
Gain from sale of discontinued operations, net of tax	2,742	—	2,742	—
Net income	$95,386	$30,082	$301,355	$49,380

Basic income per share:
Net income from continuing operations	$1.13	$0.32	$3.36	$0.42
Income from discontinued operations, net of tax	0.08	0.06	0.44	0.20
Gain from sale of discontinued operations, net of tax	0.04	—	0.03	—
Net income	$1.25	$0.38	$3.83	$0.62
Diluted income per share:
Net income from continuing operations	$1.10	$0.32	$3.28	$0.42
Income from discontinued operations, net of tax	0.08	0.06	0.43	0.19
Gain from sale of discontinued operations, net of tax	0.03	—	0.03	—
Net income	$1.21	$0.38	$3.74	$0.61
Weighted-average common shares outstanding:
Basic	76,271	79,125	78,542	79,885
Diluted	78,371	80,356	80,495	81,021

Please refer to the full Form 10-K filing for the complete financial statements and related notes that are an integral part of the financial statements.

CoreLogic, Inc.
Consolidated Balance Sheets
(Unaudited)

(in thousands, except par value)	December 31,	December 31,
Assets	2020	2019
Current assets:
Cash and cash equivalents	$167,422	$104,162
Accounts receivable (less allowances of $9,838 and $6,937 in 2020 and 2019, respectively)	303,202	247,683
Prepaid expenses and other current assets	82,794	53,105
Assets of discontinued operations	202,417	201,986
Total current assets	755,835	606,936
Property and equipment, net	406,114	424,670
Operating lease assets	82,459	65,825
Goodwill, net	2,315,495	2,286,896
Other intangible assets, net	320,921	375,629
Capitalized data and database costs, net	321,211	308,409
Investment in affiliates, net	—	16,666
Other assets	81,187	74,250
Total assets	$4,283,222	$4,159,281
Liabilities and Equity
Current liabilities:
Accounts payable and other accrued expenses	$177,606	$139,511
Accrued salaries and benefits	57,499	83,418
Dividend payable	—	17,374
Contract liabilities, current	411,821	320,634
Current portion of long-term debt	43,230	56,022
Operating lease liabilities, current	15,566	18,058
Liabilities of discontinued operations	44,677	42,708
Total current liabilities	750,399	677,725
Long-term debt, net of current	1,828,003	1,610,538
Contract liabilities, net of current	617,318	563,190
Deferred income tax liabilities	91,853	92,783
Operating lease liabilities, net of current	99,966	85,139
Other liabilities	172,421	178,696
Total liabilities	3,559,960	3,208,071

Stockholders' Equity:
Preferred stock, $0.00001 par value; 500 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.00001 par value; 180,000 shares authorized; 73,152 and 78,972 shares issued and outstanding as of December 31, 2020 and 2019, respectively	1	1
Additional paid-in capital	—	111,000
Retained earnings	893,404	1,006,992
Accumulated other comprehensive loss	(170,143)	(166,783)
Total stockholders' equity	723,262	951,210
Total liabilities and equity	$4,283,222	$4,159,281

Please refer to the full Form 10-K filing for the complete financial statements and related notes that are an integral part of the financial statements.

CoreLogic, Inc.
Consolidated Statements of Cash Flows
(Unaudited)

	For the Year Ended
	December 31,
(in thousands)	2020	2019
Cash flows from operating activities:
Net income	$301,355	$49,380
Less: Income from discontinued operations, net of tax	34,363	15,610
Less: Gain from sale of discontinued operations, net of tax	2,742	—
Net income from continuing operations	264,250	33,770
Adjustments to reconcile net income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	174,445	175,100
Impairment loss	2,309	47,834
Amortization of debt issuance costs	4,935	5,077
Amortization of operating lease assets	14,855	15,402
Provision for bad debts and claim losses	22,711	15,341
Share-based compensation	45,060	35,171
Equity in earnings of investee, net of taxes	(1,859)	(556)
Loss on early extinguishment of debt	—	1,892
Deferred income tax	23,639	2,069
Impairment loss on investment in affiliates	—	1,511
Tax indemnification release	—	13,394
Gain on investments and other, net	(42,153)	(2,329)
Change in operating assets and liabilities, net of acquisitions:
Accounts receivable	(55,829)	(33,491)
Prepaid expenses and other assets	(2,570)	(7,300)
Accounts payable and other accrued expenses	(21,095)	1,283
Contract liabilities	144,548	50,380
Income taxes	(32,397)	22,210
Dividends received from investments in affiliates	109	1,987
Other assets and other liabilities	(49,780)	(31,413)
Net cash provided by operating activities - continuing operations	491,178	347,332
Net cash provided by operating activities - discontinued operations	44,594	16,884
Total cash provided by operating activities	$535,772	$364,216
Cash flows from investing activities:
Purchases of property and equipment	$(57,668)	$(79,265)
Purchases of capitalized data and other intangible assets	(41,442)	(35,481)
Cash paid for acquisitions, net of cash acquired	(12,045)	(13,283)
Cash received from sale of business-lines	—	4,109
Cash received from sale of discontinued operations	7,506	—
Purchases of investments	(1,315)	(658)
Proceeds from investments and other	51,358	5,594
Net cash used in investing activities - continuing operations	(53,606)	(118,984)
Net cash used in investing activities - discontinued operations	(12,113)	(16,845)
Total cash used in investing activities	$(65,719)	$(135,829)

Cash flows from financing activities:
Proceeds from long-term debt	$300,000	$1,770,000
Debt issuance costs	—	(9,621)
Debt extinguishment premium	—	(425)
Repayments of long-term debt	(103,197)	(1,883,955)
Shares repurchased and retired	(509,259)	(86,675)
Proceeds from issuance of shares in connection with share-based compensation	11,256	10,149
Payment of tax withholdings related to net share settlements	(22,529)	(10,026)
Contingent consideration payments subsequent to acquisitions	—	(600)
Cash dividends	(85,722)	—
Net cash used in financing activities - continuing operations	(409,451)	(211,153)
Net cash used in financing activities - discontinued operations	(6)	(12)
Total cash used in financing activities	$(409,457)	$(211,165)
Effect of exchange rate on cash, cash equivalents and restricted cash	4,007	230
Net change in cash, cash equivalents and restricted cash	$64,603	$17,452
Cash, cash equivalents and restricted cash at beginning of year	114,678	94,679
Less: Change in cash, cash equivalents and restricted cash - discontinued operations	32,475	27
Plus: Cash swept from discontinued operations	31,027	2,574
Cash, cash equivalents and restricted cash at end of year	$177,833	$114,678

Please refer to the full Form 10-K filing for the complete financial statements and related notes that are an integral part of the financial statements.

CoreLogic, Inc.
Reconciliation of Adjusted EBITDA
(Unaudited)

	For the Three Months Ended December 31, 2020
(in thousands)	PIRM	UWS	CORP	ELIM	CoreLogic
Net income/(loss) from continuing operations	$27,414	$150,156	$(91,140)	$—	$86,430
Income taxes	—	—	22,133	—	22,133
Depreciation and amortization	23,807	12,035	7,964	—	43,806
Interest expense/(income), net	470	(33)	16,392	—	16,829
Share-based compensation	1,928	1,737	7,499	—	11,164
Non-operating (gains)/losses	(2,202)	—	(3,198)	—	(5,400)
Efficiency investments and other	(205)	251	7,496	—	7,542
Transaction costs	1,723	223	34	—	1,980
Impairment Loss	—	1,050	31	—	1,081
Unsolicited Proposal Related Costs	—	—	17,098	—	17,098
Adjusted EBITDA	$52,935	$165,419	$(15,691)	$—	$202,663

	For the Three Months Ended December 31, 2019
(in thousands)	PIRM	UWS	CORP	ELIM	CoreLogic
Net income/(loss) from continuing operations	$9,377	$72,709	$(56,541)	$—	$25,545
Income taxes	—	—	7,189	—	7,189
Depreciation and amortization	22,727	11,947	7,659	—	42,333
Interest (income)/expense, net	(88)	67	18,769	—	18,748
Share-based compensation	1,707	1,564	5,882	—	9,153
Impairment loss	—		—	—	—
Non-operating losses	425	6,002	963	—	7,390
Efficiency investments and other	1,023	293	6,228	—	7,544
Transaction costs	1,468	359	72	—	1,899
Amortization of acquired intangibles included in equity in losses of affiliates	77		—	—	77
Adjusted EBITDA	$36,716	$92,941	$(9,779)	$—	$119,878

	For the Year Ended December 31, 2020
(in thousands)	PIRM	UWS	CORP	ELIM	CoreLogic
Net income/(loss) from continuing operations	$129,865	$431,873	$(297,488)	$—	$264,250
Income taxes	—	—	42,184	—	42,184
Depreciation and amortization	93,640	48,126	32,679	—	174,445
Interest expense/(income), net	1,760	(56)	67,472	—	69,176
Share-based compensation	7,886	7,607	29,567		45,060
Impairment loss	—	2,278	31	—	2,309
Non-operating (gains)/losses	(35,425)	(128)	(5,464)	—	(41,017)
Efficiency investments	(2,286)	1,460	26,211	—	25,385
Transaction costs	300	905	1,533	—	2,738
Unsolicited Proposal Related Costs	—	—	$53,846	—	53,846
Adjusted EBITDA	$195,740	$492,065	$(49,429)	$—	$638,376

	For the Year Ended December 31, 2019
(in thousands)	PIRM	UWS	CORP	ELIM	CoreLogic
Net income/(loss) from continuing operations	$47,759	$194,454	$(208,443)	$—	$33,770
Income taxes	—	—	(1,622)	—	(1,622)
Depreciation and amortization	94,862	51,337	28,901	—	175,100
Interest expense, net	37	269	75,851	—	76,157
Share-based compensation	6,309	6,079	22,783	—	35,171
Impairment loss	—	47,834	—	—	47,834
Non-operating gains	6,725	6,279	13,738	—	26,742
Efficiency investments	3,471	6,484	29,562	—	39,517
Transaction costs	6,448	359	392	—	7,199
Amortization of acquired intangibles included in equity in earnings of affiliates	307	—	—	—	307
Adjusted EBITDA	$165,918	$313,095	$(38,838)	$—	$440,175

CoreLogic, Inc.
Reconciliation of Adjusted EPS
(Unaudited)

	For the Three Months Ended December 31,
(Diluted income per share)	2020	2019
Net income from continuing operations	$1.10	$0.32
Share-based compensation	0.14	0.11
Non-operating (gains)/losses	(0.07)	0.09
Efficiency investments and other	0.10	0.09
Impairment loss	0.01	—
Transaction costs	0.03	0.02
Depreciation and amortization of acquired software and intangibles	0.22	0.21
Unsolicited proposal related costs	0.22	—
Income tax effect on adjustments	(0.24)	(0.13)
Adjusted EPS	$1.51	$0.71

	For the Year Ended December 31,
(Diluted income per share)	2020	2019
Net income from continuing operations	$3.28	$0.42
Share-based compensation	0.56	0.43
Non-operating (gains)/losses	(0.51)	0.33
Efficiency investments	0.32	0.49
Impairment loss	0.03	0.59
Transaction costs	0.03	0.09
Depreciation and amortization of acquired software and intangibles	0.85	0.89
Amortization of acquired intangibles included in equity in earnings of affiliates	—	—
Unsolicited proposal related costs	0.67	—
Income tax effect on adjustments	(0.97)	(0.83)
Adjusted EPS	$4.26	$2.41

CoreLogic, Inc.
Reconciliation to Free Cash Flow
(Unaudited)

(in thousands)	For the Year Ended December 31, 2020
Net cash provided by operating activities - continuing operations	$491,178
Purchases of property and equipment	(57,668)
Purchases of capitalized data and other intangible assets	(41,442)
Free Cash Flow	$392,068